LEASE AGREEMENT


-----------------------------------------------------------------------------------------------------------------------------------

LESSEE:     Netgrocer, Inc.                                           LEASE NO.:      NET-002
                                                                                     ----------------------------------------------
           ---------------------------------------------

            919 Third Avenue                                          Located:        333 Seventh Avenue--11th Floor
                                                                                      New York, NY 10001
           ---------------------------------------------
           ---------------------------------------------

            New York, NY 10032
           ---------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

A.  MONTHLY RENT PAYMENT:                $933.00                        B.  TERM OF LEASE:                 24 Months
                                        ------------------------                                          -------------------------

C.  COMMENCEMENT DATE:                   3/1/98                         D. ADVANCE RENTALS:                None
                                        ------------------------                                          -------------------------


-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY                                       DESCRIPTION OF EQUIPMENT                               SERIAL NUMBER


                                                  SEE ATTACHMENT "A"




                                                                               COST $
                                                                                     ---------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


1. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor the personal property described above and in any schedule signed by the parties and made a part hereof (herein called "Equipment").

2. The term of this lease shall be the number of months, stated in B, commencing on the date stated in C. Lessee authorizes Lessor to insert said commencement date, provided such a date shall not be earlier than the date of delivery to Lessee of the Equipment or a substantial part thereof. Lessee or Lessor may terminate any Equipment Schedule effective at the expiration of the Initial Term thereof, by giving the other party not less than 90 days prior written notice. If such notice is not given at least 90 days prior to such expiration then the term shall be automatically extended for an additional period, expiring 90 days after receipt of terminating party on the same term and conditions then in effect. Any such termination shall be effective only on the last day on the Initial Term or any such renewal or extension and no notice of termination may be revoked without the prior written consent of the other party.

3. The total rent for the term is equal to the monthly rent payment stated in A multiplied by number of months stated in B. Lessee agrees to pay the total rent in monthly installments, in advance, each in the amount stated in A, commencing on the date stated in C and continuing on the same day of each month thereafter. Payment shall be made to Lessor at its above-stated address, or as it shall otherwise designate in writing.

4. Lessor makes NO WARRANTIES as to the Equipment and none shall be implied, including without limitation, its condition, merchantability or fitness for a particular purpose. Lessee agrees to look solely to the manufacturer, Seller or carrier of the Equipment for any claim arising from any defect, breach of warranty, failure or delay in delivery, misdelivery or inability to use the Equipment for any reason whatsoever and Lessee's obligations to Lessor hereunder shall not in any manner be affected thereby. Lessor shall not be liable for any loss, damage or expense caused directly or indirectly by any item of Equipment, the use, maintenance, repair or servicing thereof, by any delay or failure to provide same, by any interruption of service or loss of use, or for any loss of business or damage however caused.

5. Lessee has selected and requested Lessor to order the Equipment from the above named Seller. Lessor agrees to order same from said Seller but shall not be liable for specific performance or damages if for any reason the Seller delays or fails to fill the order. Lessor has no obligation to install Equipment.

6. Lessee shall accept the Equipment upon its delivery and authorizes Lessor to insert herein the serial numbers and any additional description of the items of Equipment so delivered. Unless Lessee gives Lessor and Seller written notice of each defect or other proper objection to any item of Equipment within five (5) business days after delivery thereof, it shall be conclusively presumed that the Equipment was duly delivered and unconditionally accepted by Lessee.

7. Lessee shall keep the Equipment at the above-stated address and shall not remove any of the same therefrom without Lessor's prior written consent.

8. Lessee shall be entitled to unlimited usage of the Equipment without extra charge by Lessor. So long as Lessee is not in default hereunder, Lessor shall not interfere with Lessee's quiet enjoyment, use or possession of the Equipment during the term of this Lease. Lessee shall use the Equipment within manufacturer's constraint and in a reasonable manner and shall, at its expense, keep the Equipment in good repair and comply with all laws, ordinances, regulations or requirements of any governmental authority, official, board or department relating to its installation possession, use or maintenance.

9. The Equipment is, and shall at all times remain, the property of Lessor and Lessee shall have no right, title or interest therein or thereto except as set forth herein. Upon Lessor's request, Lessee shall affix and keep in a prominent place on each item of Equipment labels, plates or other markings indicating that the Equipment is owned by Lessor.

10. Lessee shall not make any modifications, alterations, additions or improvements to the Equipment without Lessor's prior written consent. All such additions and improvements shall belong to Lessor. The Equipment shall remain personal property regardless of its affixation to any realty. Lessor shall have the right to enter upon reasonable notice in writing, Lessee's premises during business hours to inspect the Equipment and observe its use.

11. Lessee shall bear the entire risk of loss, theft, destruction of or damage to the Equipment or any part thereof from any cause whatsoever and shall not be relieved of the obligations to pay the total rent or any other obligations hereunder because of any such occurrence. In the event of damage to any item of Equipment Lessee, at its sole expense, shall immediately place the same in good repair. If Lessor determines that any item of Equipment is lost, stolen, destroyed or damaged beyond repair, Lessee, at its sole expense and at the option of Lessor, shall to the extent not covered by insurance (a) replace the same with like equipment in good repair, or (b) pay Lessor in cash all amounts then due hereunder and the unpaid balance of the total rent for the unexpired term hereof attributable to said item. Upon Lessor's receipt of such payment, Lessee shall be entitled to Lessor's interest in said item and to possession of same at its then location, as is, and without recourse to Lessor.

12. Lessee shall, at its expense, keep the Equipment fully insured in favor of Lessor against loss, fire, theft, damage or destruction from any cause whatever in an amount not less than the total rent thereunder or the full replacement cost of the Equipment, whichever is greater, and such additional insurance against injury, loss or damage to persons or property arising out of the use or operation of the Equipment as is customarily maintained by the owners of the like property, with companies satisfactory to Lessor under policies providing for 10 days notice of cancellation to Lessor. Lessor, shall apply any proceeds of said insurance to replace or repair the Equipment and/or to Lessee's obligations hereunder. If Lessee shall fail to provide said insurance or, within ten (10) days after Lessor's request therefor, shall fail to deliver the policies or certificates thereof to Lessor, then Lessor, at its option, shall have the right to procure such insurance and to add the cost thereof to the rent payment next becoming due which Lessee agrees to pay as additional rent.

13. Lessee covenants and agrees to keep the Equipment free and clear of all levies, liens and encumbrances other than those attributed to lessor or lessor's lenders and to pay all charges, taxes and fees which may now or hereafter be imposed upon the ownership, leasing, rental, sale, purchase, possession or use of the Equipment except taxes on or measured by Lessor's income. If any of same shall remain unpaid, when due, Lessor may pay same and add such payment to the rent payment next becoming due as additional rent.

14. Lessee agrees to indemnify and save Lessor harmless from any and all claims, actions, proceedings, expenses, damages and liabilities, including attorneys' fees, arising out of or in any manner pertaining to the Equipment or this lease including, without limitation, the ownership, selection, possession, purchase, deliver, installation, leasing, operation, use, control, maintenance and return of the Equipment and the recovery of claims under insurance policies thereon.

15. Lessee shall not assign, pledge, mortgage or otherwise transfer or encumber any of its rights under this lease or in the Equipment or any part thereof nor sublet any part thereof, nor permit its use by anyone other than Lessee and its regular employees, without Lessor's prior written consent. Any such purported transfer assignment or other action without Lessor's written consent shall be void. Lessor may, without notice, transfer or assign this lease or any interest herein and may mortgage, encumber or transfer any of its rights or interest in and to the Equipment or any part thereof and, without limitation, each assignee, transferee and mortgage shall have the right to transfer or assign its interest. Notice would be given after any such transfer or assignment. Each such assignee, transferee and mortgagee shall have all of the rights but none of the obligations of Lessor under this lease and Lessee shall not assert against any of them any defense, counterclaim or set-off that Lessee may have against Lessor.

16. If Lessee fails to make any payment when due hereunder, or under any other lease or agreement with Lessor independent of this lease, heretofore or hereafter made, or breaches any warranty contained herein, or defaults in performance of any other obligation on its part to be performed and such default continues for five (5) days after Lessor gives notice thereof to Lessee, or if Lessee becomes insolvent or makes an assignment for the benefit of creditors or if any bankruptcy, receivership, reorganization or insolvency proceedings shall be commenced by or against Lessee, or if any attachment or levy is made against any of Lessee's property, then, at Lessor's option, the entire unpaid total rent for the balance of the term hereof shall be at once due and payable and Lessor may, without demand or legal process, terminate this lease and enter upon the premises where the Equipment is located, take possession of and remove same, and exercise any one or more of the following rights and remedies, without liability to Lessee therefor and without affecting Lessee's obligations hereunder; (i) sell, lease or otherwise dispose of the Equipment or any part thereof at one or more public or private sales, leases or other dispositions, at wholesale or retail, for such consideration, on such terms, for cash or on credit, as Lessor may deem advisable, on at least ten (10) days notice to Lessee of any public sale or of the time after which a private sale, lease or other disposition may be made (which notice Lessee acknowledges is reasonable); or (ii) retain the Equipment or any part thereof, crediting Lessee with the reasonable value thereof; or (iii) pursue any other remedy granted by any existing or future document executed by Lessee or by law. At any public sale, Lessor may be the purchaser. Lessee agrees to pay all Lessor's expenses, including but not limited to the costs of repossessing, storing, repairing and preparing Equipment for sale or lease, commissions payable in connection with any sale or lease, and reasonable attorney's fees if an attorney shall be consulted. The net proceeds realized from any such sale, lease or another disposition or the exercise of any other remedy, after deducting all expenses, shall be applied toward payment of the unpaid balance then due Lessor hereunder, Lessee to remain liable for any deficiency. Any
                                                                             2
    amount due Lessor under this paragraph shall be deemed liquidated damages for the breach hereof and not a penalty. All rights and remedies of Lessor shall be cumulative and not alternative. Lessor's failure to exercise or delay in exercising any right or remedy shall not be construed as a waiver thereof, nor shall a waiver on one occasion be construed to bar the exercise of any right or remedy on a future occasion.

17. Lessee agrees to pay a late charge of 1 1/2% per month on any rent installation in default ten (10) days or more not theretofore accelerated.

18. Lessee warrants that the application, statements and credit or financial information submitted by it to Lessor are true and correct and made to induce Lessor to enter into this lease and to order the Equipment from Seller.

19. Upon expiration or termination of this lease and any renewal hereof, Lessee shall, at its expense, return the Equipment in the same condition as received, reasonable wear and tear excepted, by delivering same to Lessor or to a place designated by Lessor, unless Lessor shall elect to abandon all or part of the Equipment.

20. Lessee hereby waives any right of counterclaim or set-off in any action involving or arising out of this lease and the parties hereto waive the right to a jury trial.

21. Any notice to a party hereunder shall be sufficiently given if mailed to said party by certified mail, return receipt requested, at its address set forth herein or such other address as either may designate for itself in such notice to the other.

22. Whenever the sense of this agreement requires, words in the singular shall be deemed to include the plural, singular. If more than one Lessee is named herein, the liability of each shall be joint and several.

23. This agreement constitutes the entire mutual understanding of the parties regarding the within subject matter and may not be modified except in writing, signed by the party against whom such modification is asserted.

24. Lessee hereby authorizes Lessor, at its option, to file a financing statement covering the Equipment signed only by Lessor, and agrees to pay Lessor the actual fee for such filing.

25. This lease shall be construed under the laws of the State of Nevada and shall not become effective until accepted by Lessor at its above office and upon such acceptance shall, subject to Paragraph 15 hereof, inure to and bind the parties, their successors, legal representatives and assigns. No provision hereof which may be construed as unenforceable shall in any way invalidate any other provision hereof, all of which shall remain in full force and effect.



ACCEPTED: DATE:  2/27/98                         LESSEE: Netgrocer, Inc.
                -------------------------------          ----------------------

           BY: /s/ Michael F. Daniels            BY: /s/ Richard D. Falcone
              ---------------------------------      --------------------------
              Michael F. Daniels                     Richard Falcone
              President & CEO                        Chief Operating Officer

                                    [LOGO]


LEASE AGREEMENT

-----------------------------------------------------------------------------------------------------------------------------------

LESSEE:     Netgrocer, Inc.                                           LEASE NO.:      NET-002
           ----------------------------------------------                        ---------------------------------------------

            919 Third Avenue                                          Located:        333 Seventh Avenue--11th Floor
                                                                                      New York, NY 10001
           ---------------------------------------------

            New York, NY 10032
           ---------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

                                 PURCHASE ORDER


-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY                                       DESCRIPTION OF EQUIPMENT                               SERIAL NUMBER



                                                  SEE ATTACHMENT "A"




                                                                               COST $
                                                                                     ---------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


                              TERMS AND CONDITIONS


1. Seller shall bear the entire risk of loss or damage until the equipment is delivered and accepted by the Lessee at the location specified hereon.

2. This order shall be subject to acceptance of the equipment by Buyer and Lessee, either of whom shall have the right to reject and return all or any part thereof to Seller, at Seller's expense, if same is not in compliance herewith, in which event Buyer may cancel all or any part hereof.

3. Buyer shall be under no obligation to Seller until Buyer shall have received Lessee's acknowledgment in writing that the Equipment has been delivered, and assembled or installed if this order so requires, in satisfactory working condition nor if Lessee become insolvent before delivery or is unable to take delivery for any reason beyond its control.

4. All warranties and representations made by Seller to Buyer or Lessee shall be enforceable by Buyer or by Lessee in its own name. Without limiting the foregoing Seller expressly represents and warrants to Buyer and Lessee that the Equipment is new unless otherwise stated hereon; will be merchantable, of good material and workmanship, fit for the purpose intended and free from any defects; will have been produced, sold, transported, delivered, assembled and installed in compliance with all applicable law, ordinances and regulations; the sale or use thereof will not infringe any patent, trademark or copyright; that this order has been approved and any other documents reasonably required by Buyer in connection herewith will be executed by a duly authorized representative of Lessee.

5. Seller agrees that it will indemnify, defend, protect and save harmless Buyer, Lessee and any user of the equipment from and against all suits, damages, claims and demands, including attorneys' fees, arising out of performance of this contract, any failure of the equipment or any part thereof, injuries to persons or property caused by defects therein, actual or alleged infringement of any patent trademark or copyright by reason of its sale or use, and any other cause whatsoever. Buyer shall give Seller reasonable written notice of any such claim presented to Buyer.

6. Seller shall not assign any right or interest in this order nor delegate any obligation hereunder without the written consent of Buyer. Any such attempted assignment or delegation shall be void.

7. This order is given on Seller's assurance and representation that Lessee has selected the Equipment described herein and will accept same upon delivery and that all signatures of Lessee in connection herewith shall be genuine and duly authorized.

8.  All captions and heading hereon are part of this Purchase Order.

9. Subject to all of the terms and conditions hereof, Buyer will pay the Total Price specified hereon, less discount provided in Seller's invoice.

10. No local, general or trade custom or usage or course of prior dealings between the parties shall be relevant to supplement or explain any term used herein.

11. This writing is intended by the parties as a final expression of their agreement and as a complete and exclusive statement thereof. No variation of any of the terms and conditions herein shall be effective without Buyers written consent, irrespective of the wording of Seller's acceptance.

This order is given subject to the term and conditions set forth above. Your compliance with this order shall be deemed an acceptance of all the terms and conditions set forth above.



    DATE:
          -----------------------------------


SELLER:  Dell Direct Sales                         LESSEE: Netgrocer, Inc.
        -------------------------------------              --------------------

    BY:                                            BY: /s/ Richard D. Falcone
        -------------------------------------          ------------------------
                                                       Richard Falcone
                                                       Chief Operating Officer

                                 ATTACHMENT "A"
                                    NET-002


Located at:  333 Seventh Avenue - 11th Floor
             New York, NY  10001



QTY             DESCRIPTION

(3)             220-0007              Dell PowerEdge 2200 Base, 233 MHz Processor with 512K Cache

(3)             310-0016              Logitec System Mouse, w/Disks Not Factory Installed

(3)             310-7002              Silitek Quiet Key, 104 Key Keyboard, Factory Installed

(3)             311-0246              Dell PowerEdge 2200, 233 MHz, 512K, Second Processor, Single, Factory Installed

(3)             313-0158              12/24X SCSI CD ROM, for Dell PowerEdge Servers, Factory Install

(3)             320-3316              Monitor Option-None

(3)             340-0045              Hard Drive Configuration for Dell PowerEdge 2100 Factory Install

(3)             340-0081              1.44MB FloppyDrive for Dell PowerEdge 2200, Factory Install

(3)             365-1234              ReadyWare Installation Fee per System

(3)             430-0061              3COM 3C905 10/100 Ethernet, PCI Adapter, Twisted Pair Only

(3)             430-2184              Microsoft NTS 4.0 on CD, 10 Client Access Licenses, OEM Packaging, US Version Non-
                                      Factory Install

(3)             900-1700              SelectCare, Initial Year, Next Business Day On-Site Service Contract, DEC

(3)             900-1702              SelectCare, 2 Years Extended, Next Business Day On-Site Service Contract, DEC

                                    [LOGO]


LEASE AGREEMENT

-----------------------------------------------------------------------------------------------------------------------------------

LESSEE:     Netgrocer, Inc.                                           LEASE NO.:      NET-002
                                                                                     ----------------------------------------------
           ---------------------------------------------

            919 Third Avenue                                          Located:        333 Seventh Avenue--11th Floor
                                                                                      New York, NY 10001
           ---------------------------------------------
           ---------------------------------------------

            New York, NY 10032
           ---------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

                        DELIVERY AND ACCEPTANCE RECEIPT


-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY                                       DESCRIPTION OF EQUIPMENT                               SERIAL NUMBER


                                                  SEE ATTACHMENT "A"




                                                                               COST $
                                                                                     ---------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


In the event of conflict between this receipt and the original Lease, the terms and conditions of this receipt shall govern.


TO: LEASING EDGE CORPORATION


    We hereby acknowledge that the delivery and installation in our premises of the Equipment described above, leased from you, was satisfactorily completed on the date stated below; that said Equipment complies in all respects with your Purchase Order as approved by us: that you have made NO WARRANTIES, expressed or implied, regarding said Equipment, and that our obligations to you and your assigns as set forth in the lease of said Equipment are not subject to any claims, counterclaims, defense or setoffs.

DATED:                              LESSEE:  Netgrocer, Inc.
       ------------------------             ----------------------------------
                                        BY:
                                            ----------------------------------
                                            Richard Falcome
                                            Chief Operating Officer

512928

                                 ATTACHMENT "A"
                                    NET-002


Located at:  333 Seventh Avenue - 11th Floor
             New York, NY  10001


QTY             DESCRIPTION

(3)             220-0007              Dell PowerEdge 2200 Base, 233 MHz Processor with 512K Cache

(3)             310-0016              Logitec System Mouse, w/Disks Not Factory Installed

(3)             310-7002              Silitek Quiet Key, 104 Key Keyboard, Factory Installed

(3)             311-0246              Dell PowerEdge 2200, 233 MHz, 512K, Second Processor, Single, Factory Installed

(3)             313-0158              12/24X SCSI CD ROM, for Dell PowerEdge Servers, Factory Install

(3)             320-3316              Monitor Option-None

(3)             340-0045              Hard Drive Configuration for Dell PowerEdge 2100 Factory Install

(3)             340-0081              1.44MB FloppyDrive for Dell PowerEdge 2200, Factory Install

(3)             365-1234              ReadyWare Installation Fee per System

(3)             430-0061              3COM 3C905 10/100 Ethernet, PCI Adapter, Twisted Pair Only

(3)             430-2184              Microsoft NTS 4.0 on CD, 10 Client Access Licenses, OEM Packaging, US Version Non-
                                      Factory Install

(3)             900-1700              SelectCare, Initial Year, Next Business Day On-Site Service Contract, DEC

(3)             900-1702              SelectCare, 2 Years Extended, Next Business Day On-Site Service Contract, DEC


                                 ATTACHMENT "A"
                                    NET-002


Located at:  333 Seventh Avenue - 11th Floor
             New York, NY  10001



QTY             DESCRIPTION

(3)             220-0007              Dell PowerEdge 2200 Base, 233 MHz Processor with 512K Cache

(3)             310-0016              Logitec System Mouse, w/Disks Not Factory Installed

(3)             310-7002              Silitek Quiet Key, 104 Key Keyboard, Factory Installed

(3)             311-0246              Dell PowerEdge 2200, 233 MHz, 512K, Second Processor, Single, Factory Installed

(3)             313-0158              12/24X SCSI CD ROM, for Dell PowerEdge Servers, Factory Install

(3)             320-3316              Monitor Option-None

(3)             340-0045              Hard Drive Configuration for Dell PowerEdge 2100 Factory Install

(3)             340-0081              1.44MB FloppyDrive for Dell PowerEdge 2200, Factory Install

(3)             365-1234              ReadyWare Installation Fee per System

(3)             430-0061              3COM 3C905 10/100 Ethernet, PCI Adapter, Twisted Pair Only

(3)             430-2184              Microsoft NTS 4.0 on CD, 10 Client Access Licenses, OEM Packaging, US Version Non-
                                      Factory Install

(3)             900-1700              SelectCare, Initial Year, Next Business Day On-Site Service Contract, DEC

(3)             900-1702              SelectCare, 2 Years Extended, Next Business Day On-Site Service Contract, DEC

                                 ATTACHMENT "A"
                                    NET-002


Located at:  333 Seventh Avenue - 11th Floor
             New York, NY  10001



QTY             DESCRIPTION

(3)             220-0007              Dell PowerEdge 2200 Base, 233 MHz Processor with 512K Cache

(3)             310-0016              Logitec System Mouse, w/Disks Not Factory Installed

(3)             310-7002              Silitek Quiet Key, 104 Key Keyboard, Factory Installed

(3)             311-0246              Dell PowerEdge 2200, 233 MHz, 512K, Second Processor, Single, Factory Installed

(3)             313-0158              12/24X SCSI CD ROM, for Dell PowerEdge Servers, Factory Install

(3)             320-3316              Monitor Option-None

(3)             340-0045              Hard Drive Configuration for Dell PowerEdge 2100 Factory Install

(3)             340-0081              1.44MB FloppyDrive for Dell PowerEdge 2200, Factory Install

(3)             365-1234              ReadyWare Installation Fee per System

(3)             430-0061              3COM 3C905 10/100 Ethernet, PCI Adapter, Twisted Pair Only

(3)             430-2184              Microsoft NTS 4.0 on CD, 10 Client Access Licenses, OEM Packaging, US Version Non-
                                      Factory Install

(3)             900-1700              SelectCare, Initial Year, Next Business Day On-Site Service Contract, DEC

(3)             900-1702              SelectCare, 2 Years Extended, Next Business Day On-Site Service Contract, DEC

                              HIGHLIGHTS OF LEASE


--------------------------------------------------------------------------------------------------------------------------------


LESSEE:           Netgrocer, Inc.                                 LESSOR:       Leasing Edge Corporation
                ---------------------------------------------                 ------------------------------------------

                  919 Third Avenue                                              6540 S. Pecos Road Ste103
                ---------------------------------------------                 ------------------------------------------

                  New York, NY 10032                                            Las Vegas, NV  89120
                ---------------------------------------------                 ------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------


DESCRIPTION OF EQUIPMENT:                     SEE ATTACHED "A"
                                            -----------------------------------



-------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------

ORIGINAL TERM:    24 Months                        MONTHLY RENT:  $933.00               SALES TAX:        $79.31
               --------------------                              ----------------                 ---------------



               24          Payment Remaining To Be Paid To:          Excel Bank, N.A.
       -------------------                                         ----------------------------------------------------------------
                                                                                                 (ASSIGNEE)


First Payment Due:       Excel Bank, N.A.                            DATE:     3/1/98
                   ----------------------------------                     -------------------------
                            (ASSIGNEE)
Services Included: Insurance               Yes               No      Maintenance              Yes              No
                              ------------       ----------                       --------          --------

-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The Undersigned Lessee and Lessor acknowledge and confirm the above Highlights and Consent Agreement to: Excel Bank, N.A.



 Lessee:   Netgrocer, Inc.                 Lessor:   Leasing Edge Corporation

     By: /s/ Richard D. Falcone                By: /s/ Michael F. Daniels
         -----------------------------             ----------------------------
               (Signature)                               (Signature)

   Name:   Richard Falcone                   Name:   Michael F. Daniels
         -----------------------------             ----------------------------

  Title:   Chief Operating Officer          Title:   President & CEO
         ----------------------------              ----------------------------
   Date:   March 6, 1998                     Date:   February 27, 1998
         ----------------------------              ----------------------------

-------------------------------------------------------------------------------

THIS IS THE ONLY COUNTERPART OF THE LEASE SCHEDULE AND IS THE "ORIGINAL" COUNTERPART. POSSESSION OF THIS ORIGINAL IS REQUIRED TO PERFECT, BY POSSESSION, A SECURITY INTEREST IN THIS LEASE SCHEDULE AS CHATTEL PAPER UNDER THE UCC.

                             CONSENT AND AGREEMENT

                                Dated: 02/27/98




Excel Bank, N.A.
400 Park Avenue, 17th Floor
New York, NY  10022

Reference is made to the Lease Agreement dated 02/27/98 and Equipment Supplement No. NET-002 thereto (collectively the "Lease"), between LEASING EDGE CORPORATION as lessor ("Lessor") and NETGROCER, INC. (the "Company"), as lessee, the Security Agreement and Assignment of Lease Dated 03/01/98 (the "Assignment") between Lessor (as the "Borrower") and Excel Bank, N.A. (the "Lender").

The Company hereby acknowledges and consents to the assignment by Lessor to the Lender, pursuant to the Assignment, of all of its right, title and interest in and to the Lease and the equipment leased thereunder, as provided for therein,including, but without limitation, (a) all amounts of rent payable under the Lease (commencing with rental payment due on MARCH 1, 1998) insurance proceeds, indemnity (but specifically excluding any tax indemnity pursuant to provisions in the Lease or indemnity of expenses incurred by Lessor which expenses Lessee is obligated to pay under the Lease), or other payments of any kind by Lessee for or with respect to any personal property which is the subject of the Lease, and all replacement parts, repairs, additions and accessories incorporated therein and/or affixed thereto and/or substitutions therefore (the "Equipment") and, (b) any and all payments or proceeds received by Borrower both before and after the termination of the Lease with respect to any item of Equipment as the result of the sale, lease or other disposition thereof (all such amounts included in (a) and (b) hereinafter referred to as the "Monies").

The Company agrees, notwithstanding anything to the contrary which may be contained in the Lease, (i) to remit and deliver all Monies due or to become due directly to the Lender at the above address without abatement, reduction, counterclaim, setoff or offset of any nature whatsoever, (ii) to deliver copies of all notices and other communications given or made by the Company pursuant to the Lease to the Lender at the address shown above, (iii) that it will not assert against the Lender any clam or defense it may now or hereafter have against Lessor, and (iv) that it shall not amend, modify, or terminate the Lease without the prior written consent of the Lender, and any such attempted amendment, modification or termination of the Lease without such consent shall be void. In addition, as of the date hereof, the Company agrees that it has no defense to its obligations under the Lease.

The Company acknowledges and agrees that Lessor has assigned its rights in (but not its obligations under) the Lease to the Lender, and that notwithstanding any breach of the Lease by Lessor including but not limited to a failure by Lessor to perform any obligations which may be set forth in the Lease, or the bankruptcy of Lessor, or the breach of any other obligation of Lessor to the Company (whether arising under the Lease or otherwise), the Company shall be obligated to perform all the terms and conditions of the Lease, including all of the Company's obligations with respect to maintenance of the Equipment (as defined in the Lease) and the Company shall continue to make payment of all Monies to Lender as scheduled, the Company's remedies for each breach by Lessor being solely against Lessor.

The Lender agrees, notwithstanding the bankruptcy or insolvency of Lessor, and so long as no event of default by Company shall have occurred and be continuing under the Lease, and provided further that the Company shall not be in default of its obligations hereunder, not to disturb the Company's quiet and peaceful possession of the Equipment in accordance with the terms of the Lease. It is understood and agreed that Lender shall have no responsibility for any such disturbance by a third party, whether claiming by or through Lessor or otherwise, and any such disturbance shall in no manner restrict or otherwise limit the obligations of the Company under the Lease and as provided for hereunder.

The Company represents, warrants and agrees that, (i) it has received possession of all of the Equipment subject to the Lease, (ii) it has accepted the same for all purposes under the Lease, (iii) the Lease is in full force and effect, (iv) no defaults exist on the part of the Company, and (v) as of the date hereof there are 24 MONTHLY rental installments of $933.00 each due under the Lease, the next installment being due on MARCH 1, 1998.

IN WITNESS WHEREOF, the Company, the Lender and the Lessor have executed this Consent and Agreement as of the ___________ day of _______________________,
______.



ACKNOWLEDGED AND AGREED: Netgrocer, Inc.                              (Lessee)
                        ---------------------------------------------
    /s/ Richard D. Falcone
By: ---------------------------------------------------------------------------
     Richard Falcone

Title:   Chief Operating Officer
         ----------------------------------------------------------------------

ACKNOWLEDGED AND AGREED: Leasing Edge Corporation                      (Lessor)
                         ---------------------------------------------
By:   /s/ Michael F. Daniels
      -------------------------------------------------------------------------
       Michael F. Daniels

Title:   President & CEO
        -----------------------------------------------------------------------

ACKNOWLEDGED AND AGREED: Excel Bank, N.A.                            (Assignee)
                         -------------------------------------------

By:


Title: